ANALEX CORPORATION
     OPTION EXCHANGE AND STOCK APPRECIATION RIGHT AGREEMENT

      This OPTION EXCHANGE AND STOCK APPRECIATION RIGHT AGREEMENT
(the  "Agreement")  is made as of __________,  20__  (the  "Grant
Date")  between  ANALEX CORPORATION, a Delaware corporation  (the
"Company") and ____________ (the "Grantee").

                     Background Information

      A. The Board of Directors (the "Board") and shareholders of the Company previously adopted the Analex Corporation 2000
Stock  Incentive  Plan  (the "Plan").   Section  7  of  the  Plan
provides that the Compensation Committee of the Board (the "Committee") shall have the discretion and right to grant stock appreciation rights to any Employee of the Company, subject to the terms and conditions of the Plan and any additional terms provided by the Committee.

     B. On ____________, the Grantee received a stock option to purchase _______ shares of Common Stock at an exercise price of $_____ per share (the "Option").

      C. The Committee has determined that it is in the best interests of the Company to grant a stock appreciation right to the Grantee in exchange for the Option.

     D. The Grantee desires to accept a stock appreciation right in exchange for the Option and agrees to be bound by the terms and conditions of the Plan and this Agreement.

      E. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                            Agreement

     1. Grant of Stock Appreciation Right. Subject to the terms and conditions provided in this Agreement and the Plan, and in exchange for the Option, the Company hereby grants to the Grantee a stock appreciation right covering _______ shares of Common Stock (the "SAR"), effective as of the Grant Date.

     2. Exercise Price. The exercise price of the shares of Common Stock covered by the SAR shall be $_____ per share (the
"Exercise Price").

     3. Settlement of SAR. Upon exercise of all or a specified portion of the SAR, the Grantee shall be entitled to receive from the Company shares of Common Stock with an aggregate Fair Market Value on the date of exercise of the SAR equal to the amount determined by multiplying:

          (a) 100 percent of the amount (if any) by which the Fair Market Value of a share of Common Stock on the date of exercise of the SAR exceeds the Exercise Price, by

          (b) the number of shares of Common Stock with respect to which the SAR shall have been exercised.

     4. Vesting and Term of SAR. Except as may be otherwise provided in the Plan and this Agreement, the SAR shall vest in accordance with the following schedule: [insert vesting schedule].
          The SAR shall be exercisable during its term only to the extent it has vested in accordance with this Section 4. The term of the SAR commences on the Grant Date and expires
__________.

     5. Exercise of SAR. The SAR is exercisable by delivery of an exercise notice, at such location and in such form as the Company shall designate, which shall state the election to exercise the SAR, the number of Shares in respect of which the SAR is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. This SAR shall be deemed to be exercised upon receipt by the Company of such Exercise Notice. No Shares shall be issued pursuant to the exercise of this SAR unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to the Grantee on the date the SAR is exercised with respect to such exercised Shares. Prior to the exercise of this SAR and delivery of the resulting Shares, the Grantee shall not have any rights of a stockholder with respect to this SAR or the Shares subject to this SAR.

     6. Non-Transferability of SAR. The SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, except as otherwise permitted by the Committee in accordance with the terms of the Plan.

     7. Change of Control. In the event of a Change of Control, any portion of the SAR that is not yet vested and exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such Change of Control or such other date prior to such Change of Control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that Grantee will be terminated from his current position as a result of or in connection with such Change of Control. If a Change of Control occurs, the Committee in its discretion may take one or more of the following actions: (a) provide for payment to the Grantee of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the SAR had the SAR been exercised or paid upon the Change of Control,
(b) adjust the terms of the SAR in a manner determined by the Committee to reflect the Change of Control, (c) cause the SAR to be assumed, or new rights substituted therefor, by another entity, (d) make such other provision as the Committee may consider equitable to the Grantee and in the best interests of the Company, or (e) designate a date when the outstanding SAR, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Committee provides at least thirty (30) days advance written notice of the date of termination to the Grantee. In any such event, all other provisions, terms and conditions of the Plan and this Agreement shall remain in full force and effect and the Committee is expressly authorized to take the action described in the preceding sentence and to amend the Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

     8. Tax Withholding. At such time as the Grantee exercises the SAR, the Grantee must satisfy the federal, state, and local income and social insurance withholding taxes imposed by reason of the exercise of the SAR. Unless the Grantee delivers to the Company at the time of exercise of the SAR a certified check payable in the amount of all tax withholding obligations imposed on the Grantee and the Company by reason of the exercise of the SAR, the number of Shares to be delivered to the Grantee upon exercise of the SAR shall be reduced by the smallest number of whole Shares which, when multiplied by the Fair Market Value of the Common Stock on the date of exercise, is sufficient to satisfy the amount of such tax withholding obligations.
     9. No Effect on Employment. Nothing in the Plan or this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Grantee regardless of the effect of such termination of employment on the rights of the Grantee under the Plan or this Agreement.
     10. Rights Prior to Issuance of Certificates. The Grantee shall not have any of the rights of a shareholder with respect to any Shares issuable upon exercise of the SAR until the date of issuance to the Grantee of a certificate for such shares.

     11. Governing Law and Severability. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     12. Successors. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Grantee and their heirs, legal representatives, successors and permitted assigns.

     13. Entire Agreement. Subject to the terms and conditions of the Plan, which are incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

     14.   Headings.    Section  headings  used  herein  are  for
convenience of reference only and shall not be considered in construing this Agreement.

    15. Additional Acknowledgements. By their signatures below, the Grantee and the Company agree that the SAR is granted under and governed by the terms and conditions of the Plan and this Agreement. The Grantee has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee made in accordance with the terms of the Plan and this Agreement upon any questions relating to the Plan and this Agreement.

    IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the Grant Date set forth above.

                                  ANALEX CORPORATION


                                   By:


                                  GRANTEE:




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